UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02351

Name of Fund:	Western Asset Income Fund

Address of Principal Executive Offices:	385 East Colorado Boulevard Pasadena, CA 91101

Name and address of agent for service:	Gregory B. McShea 385 East Colorado Boulevard Pasadena, CA 91101

Registrant’s telephone number, including area code:	(626) 844-9400

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Item 1 – Report to Shareholders

Western Asset Income Fund

Annual Report to Shareholders

December 31, 2005

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund Performance

Total return on market value measures investment performance in terms of appreciation or depreciation in market value per share, plus dividends and any capital gain distributions. Total return on net asset value measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. Average annual returns for Western Asset Income Fund (“WAIF” or the “Fund”) and two comparative indices for various periods ended December 31, 2005, are presented below:

Average Annual Total Return
	One Year	Five Years	Ten Years
Total Fund Investment Return Based on:
Market Value	-1.49%	+8.83%	+8.10%
Net Asset Value	+3.00%	+8.55%	+7.78%
Lehman Credit IndexA	+1.96%	+7.11%	+6.46%
Lehman U.S. Treasury IndexB	+2.79%	+5.36%	+5.93%

Past performance does not guarantee future results. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations are based on net asset value or market values and assume reinvestment of dividends and capital gain distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Over the past 12 months the U.S. economy grew approximately 3.1%, a rate which is equal to its long-term potential growth rate. Headline inflation was somewhat elevated however, due primarily to soaring energy costs, as the consumer price index rose 3.4% for the year. Core measures of inflation remained relatively subdued, but we believe they were near the upper end of the Federal Reserve System’s (“Fed”) 1% to 2% comfort zone. Short-term interest rates moved sharply higher, and by more than expected, led by the Fed’s eight 25 basis points (bps)C rate hikes, while the yield on 10-year Treasuries rose by roughly 25 bps and the 30-year bond yield fell by 15 bps, resulting in a dramatic flattening of the yield curve. The spread between the 2- and 10-year Treasury notes narrowed by over 100 bps to close the year at a less than 10 bps difference in yields between the two. Job growth was moderate but relatively steady, and the negative impact of the Katrina crisis in the South was relatively short-lived. The unemployment rate declined from 5.4% to 4.9%. Thanks to very strong growth in corporate profits, personal income, and capital gains realizations, tax receipts at the federal and state levels were substantially higher than expected, resulting in a 15% decline in the federal budget deficit.

Yields on corporate bonds rose relative to comparable-maturity Treasury yields, which we believe were sparked initially by news that General Motors Corp. (“GM”) and Ford debt was downgraded to junk status. As the year progressed, we believe the market began to speculate that GM was an eventual candidate for bankruptcy in the wake of Delphi’s unexpected bankruptcy. Emerging market debt was the star performer for the year as strong fundamentals—easy money, rising commodity prices, ongoing global growth—led to spreads narrowing by over 70 bps. Treasury Inflation Protected Securities (“TIPS”) generally underperformed Treasuries which we believe was caused by reduced inflation anxiety caused breakeven spreads to decline, with the result that TIPS’ real yields rose relative to nominal Treasury yields. Mortgage-backed securities generally outperformed Treasuries as interest rates rose only marginally and volatility declined.

A	This index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate (industrial, utility and finance) and non-corporate (sovereign, supranational, foreign agency, and foreign local government) sectors.
B	This index is the U.S. Treasury component of the Lehman U.S. Government Index, and excludes Treasury bills and certain special issues such as targeted investor notes and state and local government series. Coupon issues that have been stripped are reflected in the index based on the underlying coupon issue rather than in stripped form.
C	100 basis points = 1%.

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE—Continued

The dollar was stronger on balance for the year, but commodity prices were generally higher, and gold spiked to $540 per oz., setting a new 24-year high. Oil prices surged almost 50% for the period, briefly reaching the $70 per barrel threshold before finishing the period just below $60 per barrel. Equity markets were generally higher. The S&P 500 Index gained 6% while the Japanese Nikkei 225 Index gained an impressive 40%, with most gains coming late in the period.

With its traditional emphasis on the attractive yields available in the BBB sector of the corporate bond market, and a moderate exposure to high yield and emerging market bonds, the portfolio experienced mixed results in this market environment. The Fund’s portfolio recorded a total return on NAV (price gains/losses plus interest income, net of expenses) of 3.00% for the year ended December 31, 2005, outpacing the returns on the Lehman Brother’s Credit Index of 1.96%. The Fund’s performance for the period also exceeded the average return of 2.88% for the 16 funds in the portfolio’s BBB Corporate Debt peer group as reported by Lipper Analytical Services. The Fund’s long-term performance has remained excellent, ranking #2 for 5 years, #1 for 10 years, and #1 for 15 years among the 10 funds in its Lipper peer group.D

As investors grew more cautious on the outlook for corporate bonds over the course of the year and for other reasons, the Fund’s share price fell from $15.44 to $14.14, and the Fund’s discount to net asset value increased from -5.4% to -10.2%. In an environment where money market funds were yielding 3% to 4%,E the Fund’s dividends paid to its shareholders represented an annualized yield of 6.1% based on the December 31, 2005, closing share price, in addition to the long-term capital gains distribution of .115 per share paid on 3/15/05 and .025 per share paid on 12/15/05 to shareholders of record dates 3/11/05 and 12/15/05, respectively.

Western Asset Management Company

February 24, 2006

D	Source: Lipper Analytical Services.
E	Money market funds are subject to less risk than the Fund because money market funds generally invest only in the highest-grade short-term financial instruments while the Fund invests in debt instruments with longer maturities and generally lower credit quality.

Annual Report to Shareholders

FUND HIGHLIGHTS

(Amounts in Thousands, except per share amounts)

	December 31,
	2005	2004
Net Asset Value	$147,737	$153,289
Per Share	$15.73	$16.33
Net Investment Income	$8,217	$8,805
Per Share	$0.88	$0.94
Dividends Paid:
Ordinary Income	$8,169	$8,756
Per Share	$0.87	$0.93
Long-Term Capital Gains	$1,887	$4,882
Per Share	$0.20	$0.52

The Fund

Western Asset Income Fund (“WAIF” or the “Fund”) is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to the shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation WstAssetIncoFd.

Investment Policies

The Fund’s investment policies provide that its portfolio must be invested as follows:

•	At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

•	Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

•	Not more than 25% in securities restricted as to resale.

Dividend Reinvestment Plan and Optional Cash Investment Service

WAIF and Computershare Trust Company, N.A. (“Computershare” or the “Agent”), as the Transfer Agent and Registrar of the Fund, offer two convenient ways to add shares of the Fund to your account. First, WAIF offers to all shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) are automatically invested in shares of WAIF unless the shareholder elects otherwise. Second, the Fund offers to registered shareholders (those who own shares in their own name on the Fund’s records) the option to purchase additional whole and partial shares of WAIF—the Optional Cash Investment Service (“Optional Cash Investment Service”).

Dividend Reinvestment Plan

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WAIF, if the market price of the shares on the date of the distribution is at or above the net asset value (“NAV”) of the shares. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, the Agent will, as agent for the participants, buy shares of WAIF stock through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by Computershare in accordance with your instructions.

Annual Report to Shareholders

FUND HIGHLIGHTS—Continued

Optional Cash Investment Service

Under the Optional Cash Investment Service (offered to registered shareholders only), funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of WAIF stock through a broker on the open market. For the purposes of making purchases, the Agent will commingle each participant’s funds with those of all participants in the Plan. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase.

Beneficial shareholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option because there is no way to make payments through a broker, bank or nominee. A beneficial shareholder may, however, have his or her shares taken out of “street name” and re-register such shares in his or her own name, becoming a registered shareholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

Additional Information Regarding the Plan and the Optional Cash Investment Service

WAIF will pay all costs applicable to the Plan and Optional Cash Investment Service, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service will be charged to participants. In the event WAIF determines to no longer pay such costs, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare.

You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Inquiries regarding the Plan and the Optional Cash Investment Service, as well as notices of termination, should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010—Investor Relations telephone number 1-866-290-4386.

Schedule of Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-799-4932 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.

Annual Certifications

In May 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report to Shareholders

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-799-4932 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). You may request a free report regarding the Fund’s voting of proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-799-4932 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

Quarterly Comparison of Market Price and Net Asset Value (“NAV”),

Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
March 31, 2005	$14.38	$15.75	(8.70)%	9,125
June 30, 2005	15.00	16.16	(7.18)%	8,938
September 30, 2005	14.81	15.93	(7.03)%	9,734
December 31, 2005	14.14	15.73	(10.11)%	12,448

IMPORTANT TAX INFORMATION 2005

The portion of dividends attributable to interest earned on direct obligations of the U.S. government is exempt from state income tax in many states. The percentage of such interest earned by the Fund for each quarter and for the year ended December 31, 2005, is as follows:

First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005	Year Ended December 31, 2005
4.43%	5.64%	2.35%	4.46%	4.23%

Annual Report to Shareholders

FUND HIGHLIGHTS—Continued

PORTFOLIO DIVERSIFICATION

December 31, 2005

The pie chart and bar chart above represent the Fund’s assets as of December 31, 2005. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time.

A	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.
B	Expressed as a percentage of the portfolio.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

December 31, 2005

(Amounts in Thousands)

Western Asset Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	98.5%

Corporate Bonds and Notes	69.6%

Aerospace/Defense	0.2%
L-3 Communications Corp.		7.625%	6/15/12	$275	$289

Auto Parts and Equipment	0.2%
American Axle & Manufacturing Inc.		5.250%	2/11/14	300	236	A

Automotive	3.1%
Ford Motor Company		7.450%	7/16/31	3,550	2,414	A
General Motors Corporation		8.250%	7/15/23	3,450	2,217	A

					4,631

Banking and Finance	7.2%
Ford Motor Credit Company		7.375%	10/28/09	4,425	3,924
General Motors Acceptance Corporation		6.150%	4/5/07	570	538
General Motors Acceptance Corporation		6.125%	8/28/07	1,090	1,011
General Motors Acceptance Corporation		6.311%	11/30/07	110	100
General Motors Acceptance Corporation		5.625%	5/15/09	1,610	1,432
HSBC Finance Corporation		4.750%	4/15/10	1,790	1,763	A
International Lease Finance Corporation		6.375%	3/15/09	330	343	A
Residential Capital Corporation		6.375%	6/30/10	1,480	1,504

					10,615

Banks	2.4%
Bank of America Corporation		7.400%	1/15/11	990	1,090
Bank of America Corporation		7.800%	9/15/16	250	300
BankAmerica Capital III		4.720%	1/15/27	215	208	B
BB&T Capital Trust I		5.850%	8/18/35	640	639
Chase Capital II		4.750%	2/1/27	725	684	B
RBS Capital Trust III		5.512%	9/29/49	570	567

					3,488

Building Materials	0.5%
American Standard, Inc.		8.250%	6/1/09	500	544
Nortek, Inc.		8.500%	9/1/14	225	217

					761

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Cable	1.4%
Comcast Corporation		7.050%	3/15/33	$160	$173
Cox Communications, Inc.		4.625%	1/15/10	510	494
CSC Holdings Inc.		7.250%	7/15/08	700	698
TCI Communications, Inc.		8.750%	8/1/15	160	194
Tele-Communications, Inc.		9.800%	2/1/12	375	452

					2,011

Casino Resorts	0.7%
Caesars Entertainment Inc.		8.125%	5/15/11	250	276	A
Harrah’s Operating Company, Inc.		5.500%	7/1/10	340	340
Harrah’s Operating Company, Inc.		5.750%	10/1/17	480	467

					1,083

Chemicals	0.7%
The Dow Chemical Company		7.375%	11/1/29	800	964

Computer Services and Systems	0.7%
Electronic Data Systems Corporation		7.125%	10/15/09	600	637
Electronic Data Systems Corporation		7.450%	10/15/29	420	447	A

					1,084

Containers and Packaging	0.1%
Graphic Packaging International Corp.		9.500%	8/15/13	200	191

Diversified Financial Services	3.0%
AIG SunAmerica Global Financing VI		6.300%	5/10/11	1,880	1,997	C
Beaver Valley Funding Corp.		9.000%	6/1/17	300	344
Capital One Bank		5.750%	9/15/10	310	317
Capital One Bank		6.500%	6/13/13	330	351
Capital One Financial Corporation		8.750%	2/1/07	350	364
Capital One Financial Corporation		7.125%	8/1/08	90	94
iStar Financial Inc.		5.375%	4/15/10	230	228
iStar Financial Inc.		6.000%	12/15/10	230	234
Marsh & McLennan Companies, Inc.		5.150%	9/15/10	90	89	A
Marsh & McLennan Companies, Inc.		5.875%	8/1/33	330	316
Mizuho Preferred Capital Corp. LLC		8.790%	12/29/49	110	119	C

					4,453

Drug and Grocery Store Chains	0.4%
Safeway Inc.		7.500%	9/15/09	500	534

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Electric	2.2%
AEP Texas Central Company		5.500%	2/15/13	$420	$425
American Electric Power Company, Inc.		5.250%	6/1/15	490	488	A
Dominion Resources, Inc.		5.125%	12/15/09	210	210
Dominion Resources, Inc.		5.150%	7/15/15	350	339
FirstEnergy Corp.		6.450%	11/15/11	60	63
FirstEnergy Corp.		7.375%	11/15/31	710	838
System Energy Resources, Inc.		4.875%	10/1/07	380	377
Tampa Electric Company		6.375%	8/15/12	145	155
The AES Corporation		9.500%	6/1/09	39	42	A
The Cleveland Electric Illuminating Company		5.650%	12/15/13	300	306

					3,243

Energy	6.2%
CenterPoint Energy, Inc.		6.850%	6/1/15	1,150	1,247	A
DTE Energy Company		6.375%	4/15/33	330	338
Exelon Corporation		6.750%	5/1/11	1,500	1,597
MidAmerican Energy Holdings Company		5.875%	10/1/12	500	516
Pacific Gas and Electric Company		6.050%	3/1/34	1,890	1,956
Peabody Energy Corporation		6.875%	3/15/13	285	296
Sempra Energy		4.840%	5/21/08	635	636	B
TXU Corp.		6.375%	6/15/06	750	754
TXU Corp.		6.550%	11/15/34	520	491
TXU Energy Co.		6.125%	3/15/08	500	508
TXU Energy Co.		7.000%	3/15/13	370	395
Xcel Energy, Inc.		7.000%	12/1/10	350	377

					9,111

Environmental Services	0.3%
Waste Management, Inc.		7.375%	5/15/29	415	485

Food, Beverage and Tobacco	1.9%
Altria Group, Inc.		7.000%	11/4/13	305	334
Altria Group, Inc.		7.750%	1/15/27	340	404
Domino’s, Inc.		8.250%	7/1/11	200	209
R.J. Reynolds Tobacco Holdings, Inc.		7.250%	6/1/12	1,360	1,387	A
Tyson Foods, Inc.		7.000%	1/15/28	500	526

					2,860

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Gas and Pipeline Utilities	2.5%
Dynegy Holdings Inc.		6.875%	4/1/11	$1,300	$1,280	A
Dynegy Holdings Inc.		8.750%	2/15/12	735	794
The Williams Companies, Inc.		7.500%	1/15/31	102	106
The Williams Companies, Inc.		8.750%	3/15/32	1,250	1,450

					3,630

Health Care	1.0%
Tenet Healthcare Corporation		6.375%	12/1/11	1,465	1,337	A
Tenet Healthcare Corporation		6.875%	11/15/31	250	201

					1,538

Homebuilding	0.4%
D.R. Horton, Inc.		5.250%	2/15/15	410	384	A
Pulte Homes, Inc.		6.250%	2/15/13	145	148

					532

Insurance	0.8%
American International Group, Inc.		5.050%	10/1/15	180	177	C
Liberty Mutual Group		5.750%	3/15/14	270	266	C
St. Paul Travelers Companies, Inc.		5.500%	12/1/15	430	433
Willis Group North America		5.125%	7/15/10	280	279

					1,155

Investment Banking/Brokerage	3.3%
J.P. Morgan Capital Trust II		7.950%	2/1/27	150	160	A
J.P. Morgan Chase & Co.		5.125%	9/15/14	1,140	1,128
J.P. Morgan Chase & Co.		5.150%	10/1/15	670	661
Merrill Lynch & Co., Inc.		5.000%	1/15/15	60	59
Morgan Stanley		5.050%	1/21/11	1,780	1,780
Morgan Stanley		4.750%	4/1/14	500	480
The Goldman Sachs Group, Inc.		6.345%	2/15/34	555	583

					4,851

Lodging/Hotels	0.3%
Hilton Hotels Corporation		7.625%	12/1/12	450	485	A

Machinery	0.3%
Case New Holland Incorporated		9.250%	8/1/11	475	508

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Media	3.9%
Clear Channel Communications, Inc.		8.000%	11/1/08	$210	$223
Clear Channel Communications, Inc.		5.500%	9/15/14	915	876
Liberty Media Corporation		7.875%	7/15/09	750	790	A
Liberty Media Corporation		8.500%	7/15/29	130	129
Liberty Media Corporation		8.250%	2/1/30	65	64	A
News America, Inc.		6.550%	3/15/33	545	560
News America, Inc.		6.200%	12/15/34	35	35
Readers Digest Association, Inc.		6.500%	3/1/11	300	293
Sinclair Broadcast Group, Inc.		8.750%	12/15/11	210	221
Time Warner Entertainment Company, L.P.		8.375%	7/15/33	680	803
Time Warner Inc.		9.125%	1/15/13	240	284
Time Warner Inc.		7.700%	5/1/32	885	996
Viacom Inc.		5.625%	8/15/12	520	516

					5,790

Medical Care Facilities	1.7%
Coventry Health Care, Inc.		5.875%	1/15/12	400	404
HCA Inc.		5.250%	11/6/08	105	104
HCA, Inc.		7.875%	2/1/11	250	269
HCA, Inc.		6.300%	10/1/12	180	181
HCA, Inc.		6.250%	2/15/13	930	930
HCA, Inc.		5.750%	3/15/14	65	63
Health Care REIT, Inc.		8.000%	9/12/12	370	413
Health Care REIT, Inc.		5.875%	5/15/15	130	129

					2,493

Oil and Gas	6.3%
Amerada Hess Corporation		7.300%	8/15/31	1,440	1,667
Conoco Inc.		6.950%	4/15/29	90	109	A
ConocoPhillips		4.750%	10/15/12	200	199
Devon Energy Corporation		7.950%	4/15/32	350	451
El Paso Corporation		7.625%	8/16/07	300	305
El Paso Corporation		7.800%	8/1/31	2,000	1,995
Kerr-McGee Corporation		7.875%	9/15/31	1,315	1,560
Occidental Petroleum Corporation		6.750%	1/15/12	1,000	1,098
Ocean Energy Inc.		4.375%	10/1/07	430	425
Panhandle Eastern Pipe Line Company		4.800%	8/15/08	445	440
Valero Energy Corporation		6.875%	4/15/12	215	234
Vintage Petroleum, Inc.		7.875%	5/15/11	250	261
XTO Energy, Inc.		6.250%	4/15/13	560	594

					9,338

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Paper and Forest Products	1.7%
Georgia-Pacific Corp.		9.500%	12/1/11	$325	$343
Georgia-Pacific Corp.		7.375%	12/1/25	250	225
International Paper Company		5.500%	1/15/14	330	324
Weyerhaeuser Company		6.750%	3/15/12	995	1,056
Weyerhaeuser Company		7.375%	3/15/32	540	600

					2,548

Photo Equipment and Supplies	0.5%
Eastman Kodak Company		3.625%	5/15/08	375	344
Eastman Kodak Company		7.250%	11/15/13	345	330

					674

Real Estate	0.2%
Forest City Enterprises, Inc.		7.625%	6/1/15	225	239
Socgen Real Estate Co. LLC		7.640%	12/29/49	80	83	C

					322

Special Purpose	11.6%
Ahold Finance USA, Inc.		8.250%	7/15/10	355	384
ASIF Global Financing XIX		4.900%	1/17/13	410	408A
DaimlerChrysler NA Holding Corporation		4.960%	9/10/07	1,570	1,573	B
DaimlerChrysler NA Holding Corporation		7.300%	1/15/12	415	448
DaimlerChrysler NA Holding Corporation		6.500%	11/15/13	160	167
Duke Capital Corporation		6.250%	2/15/13	1,200	1,250	A
PNPP II Funding Corporation		9.120%	5/30/16	2,424	2,831	A
Qwest Capital Funding, Inc.		7.250%	2/15/11	1,150	1,164	A
Rabobank Capital Funding Trust II		5.260%	12/31/49	115	114	C,D
Rabobank Capital Funding Trust III		5.254%	12/29/49	1,145	1,123	C,D
Reed Elsevier Capital Inc.		4.625%	6/15/12	900	872
Sithe Independence Funding Corporation		9.000%	12/30/13	1,500	1,621
Sprint Capital Corporation		8.750%	3/15/32	1,420	1,884
TCI Communications Financing III		9.650%	3/31/27	3,000	3,246

					17,085

Telecommunications	1.8%
BellSouth Corporation		4.750%	11/15/12	320	312
Emmis Operating Company		6.875%	5/15/12	250	249	A
Qwest Communications International Inc.		7.500%	2/15/14	850	873	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Telecommunications—Continued
Qwest Corporation		6.875%	9/15/33	$1,000	$940
Verizon New York Inc.		6.875%	4/1/12	340	354

					2,728

Telecommunications (Cellular/Wireless)	1.2%
Motorola, Inc.		7.625%	11/15/10	56	63	A
New Cingular Wireless Services Inc.		7.500%	5/1/07	500	517
New Cingular Wireless Services Inc.		8.125%	5/1/12	155	179
New Cingular Wireless Services Inc.		8.750%	3/1/31	475	629
Nextel Communications, Inc.		5.950%	3/15/14	88	88
Nextel Communications, Inc.		7.375%	8/1/15	285	301

					1,777

Transportation	0.9%
Continental Airlines, Inc.		7.256%	3/15/20	234	238
Continental Airlines, Inc.		6.545%	2/2/19	181	181
Delta Air Lines, Inc.		7.570%	11/18/10	40	39
Delta Air Lines, Inc.		6.417%	7/2/12	400	405
Delta Air Lines, Inc.		6.718%	1/2/23	282	287
Northwest Airlines Corporation		7.575%	3/1/19	83	83
United Airlines, Inc.		7.783%	1/1/14	102	101

					1,334

Total Corporate Bonds and Notes (Identified Cost—$100,747)					102,827
Mortgage-Backed Securities	0.8%
Glendale Federal Savings Bank 1978-A		9.125%	1/25/08	6	6
Nomura Asset Securities Corporation 1996-MD5		7.120%	4/13/39	1,170	1,176

Total Mortgage-Backed Securities (Identified Cost—$1,175)					1,182
U.S. Government and Agency Obligations	5.9%

Fixed Rate Securities	3.7%
United States Treasury Bonds		5.375%	2/15/31	220	249
United States Treasury Notes		3.875%	9/15/10	600	588	A
United States Treasury Notes		4.500%	11/15/10	260	261	A
United States Treasury Notes		4.375%	12/15/10	4,270	4,273	A

					5,371

Indexed Securities	2.2%
United States Treasury Inflation-Protected Security		1.875%	7/15/15	3,328	3,273	A,E

Total U.S. Government and Agency Obligations (Identified Cost—$8,667)					8,644

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government Agency Mortgage-Backed Securities	N.M.
Fannie Mae		8.000%	4/25/06	$4	$4
Fannie Mae		11.500%	11/1/17	9	10
Fannie Mae		14.000%	2/1/18	22	25
Freddie Mac		10.250%	5/1/09	17	18

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$53)					57
Yankee BondsF	22.2%

Aerospace/Defense	0.3%
Systems 2001 Asset Trust		6.664%	9/15/13	447	476	[c]

Banking and Finance	2.3%
AIFUL CORPORATION		5.000%	8/10/10	775	765	C
Corporacion Andina de Fomento		4.556%	1/26/07	470	470	B
HBOS Capital Funding LP		6.071%	6/30/49	560	579	C
HBOS Treasury Services plc		4.000%	9/15/09	420	409	C
Mizuho Financial Group, Inc.		5.790%	4/15/14	1,100	1,136	C

					3,359

Banks	0.2%
Sumitomo Mitsui Banking Corporation		5.625%	7/29/49	270	269	C

Cable	0.2%
British Sky Broadcasting Group plc		6.875%	2/23/09	330	346

Diversified Financial Services	0.5%
Encana Holdings Finance Corp		5.800%	5/1/14	770	803	A

Electric	0.5%
Empresa Nacional de Electricidad S.A.		8.500%	4/1/09	670	731	A

Foreign Governments	8.1%
Federative Republic of Brazil		14.500%	10/15/09	180	231
Federative Republic of Brazil		12.000%	4/15/10	210	255
Federative Republic of Brazil		5.250%	4/15/12	138	136B
Federative Republic of Brazil		5.250%	4/15/12	214	212B
Federative Republic of Brazil		12.250%	3/6/30	760	1,096	A
Federative Republic of Brazil		11.000%	8/17/40	340	438	A
Quebec Province		7.220%	7/22/36	650	931
Republic of Chile		4.630%	1/28/08	150	150	B
Republic of Colombia		11.750%	2/25/20	290	401	A
Republic of Panama		9.375%	1/16/23	130	163

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee Bonds—Continued

Foreign Governments—Continued
Republic of Panama		7.125%	1/29/26	$400	$405
Republic of Peru		5.000%	3/7/17	284	272	D
Republic of Peru		8.750%	11/21/33	230	259
Republic of South Africa		7.375%	4/25/12	250	278	A
Republic of South Africa		6.500%	6/2/14	260	281
Russian Federation		5.000%	3/31/30	1,950	2,201	D
United Mexican States		8.375%	1/14/11	180	205
United Mexican States		11.500%	5/15/26	960	1,570	A
United Mexican States		8.300%	8/15/31	340	437
United Mexican States		7.500%	4/8/33	1,660	1,965

					11,886

Insurance	0.8%
Axa		8.600%	12/15/30	550	735
Oil Insurance Ltd		5.150%	8/15/33	220	218	C
XL Capital Ltd.		5.250%	9/15/14	250	244

					1,197

Manufacturing (Diversified)	1.0%
Tyco International Group SA		6.375%	10/15/11	1,450	1,506

Oil and Gas	1.4%
Gazprom		9.625%	3/1/13	50	60	C
Gazprom		9.625%	3/1/13	20	24
Petrobras International Finance Company (PIFCO)		9.750%	7/6/11	345	405
Petroliam Nasional Berhad		7.625%	10/15/26	1,260	1,563	C

					2,052

Special Purpose	3.9%
Conoco Funding Company		6.350%	10/15/11	470	504
Deutsche Telekom International Finance BV		8.250%	6/15/30	500	636
Molson Coors Capital Finance ULC		4.850%	9/22/10	480	473
Petrozuata Finance, Inc.		8.220%	4/1/17	3,205	3,013	C
Resona Preferred Global Securities		7.191%	12/29/49	765	812	C
UFJ Finance Aruba AEC		6.750%	7/15/13	355	388

					5,826

Telecommunications	2.4%
British Telecommunications plc		8.875%	12/15/30	330	441
France Telecom SA		8.500%	3/1/31	560	747
Koninklijke (Royal) KPN NV		8.375%	10/1/30	240	284
Tele Norte Leste Participacoes S.A.		8.000%	12/18/13	410	435
Telecom Italia Capital S.p.A.		5.250%	11/15/13	750	736

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds—Continued

Telecommunications—Continued
Telecom Italia Capital S.p.A.		4.950%	9/30/14	$695		$664
Telus Corporation		7.500%	6/1/07	250		258

						3,565

Telecommunications (Cellular/Wireless)	0.2%
Rogers Wireless Communications Inc.		6.375%	3/1/14	300		301

Utilities	0.4%
United Utilities plc		5.375%	2/1/19	580		568

Total Yankee Bonds (Identified Cost—$30,076)						32,885
Total Long-Term Securities (Identified Cost—$140,718)						145,595
Investment of Collateral from Securities Lending
State Street Navigator Securities Lending Prime Portfolio	18.9%			27,897	shs	27,897

Total Investment of Collateral from Securities Lending (Identified Cost—$27,897)						27,897
Short-Term Securities	0.2%
Repurchase Agreements	0.2%
Merrill Lynch Government Securities, Inc. 4.24%, dated 12/30/05, to be repurchased at $266 on 1/3/06 (Collateral: $270 Federal Farm Credit Bank bonds, 5.3% due 8/11/15, value $272)				$266		266

Total Short-Term Securities (Identified Cost—$266)						266
Total Investments (Identified Cost—$168,881)	117.6%					173,758
Obligation to Return Collateral For Securities Loaned	(18.9)%					(27,897)
Other Assets Less Liabilities	1.3%					1,876

Net Assets	100.0%					$147,737

A	All or a portion of this security is on loan. See Note 3 to the financial statements.
B	Indexed Security – The rate of interest earned on this security is tied to the London Interbank Offered Rate (“LIBOR”). The coupon rate is the rate as of December 31, 2005.
C	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933, which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 9.8% of net assets.
D	Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes.
E	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
F	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.

N.M. Not meaningful

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

(Amounts in Thousands)

Western Asset Income Fund

Assets:
Investment securities at market value (Identified Cost—$168,615)A		$173,492
Short-term securities at market value (Identified Cost—$266)		266
Interest receivable		2,540
Other assets		14

Total Assets		176,312

Liabilities:
Obligation to return collateral for securities loaned	$27,897
Payable for securities purchased	253
Advisory fee payable	62
Cash overdraft	235
Accrued expenses	128

Total Liabilities		28,575

Net Assets Applicable to Common Shareholders		$147,737

Summary of Stockholders’ Equity:
Common stock, par value $.01 per share: authorized 20,000 shares; 9,389 issued and outstanding shares		$94
Additional paid-in capital		141,896
Undistributed investment income		223
Accumulated net realized gain on investments		647
Unrealized appreciation/(depreciation) of investments		4,877

Net assets applicable to outstanding common stock		$147,737

Net asset value per common share ($147,737÷9,389 common shares issued and outstanding)		$15.73

A	Market value of securities on loan is $27,325.

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF OPERATIONS

(Amounts in Thousands)

Western Asset Income Fund

FOR THE YEAR ENDED DECEMBER 31, 2005
Investment Income:
Interest income	$9,405

Expenses:
Advisory fees	779
Custodian fees	56
Audit and legal fees	165
Directors’ fees and expenses	11
Registration fees	25
Reports to shareholders	91
Taxes, other than federal income taxes	24
Transfer agent and shareholder serving expense	40
Other	21

1,212
Less: Fees waived	(24)

Total expenses, net of waivers	1,188

Net Investment Income	8,217

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	907
Unrealized depreciation of investments	(4,620)

Net Realized and Unrealized Gain/(Loss) on Investments	(3,713)

Change in Net Assets Resulting From Operations	$4,504

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in Thousands)

Western Asset Income Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2005	2004
Operations:
Net investment income	$8,217	$8,805
Net realized gain on investments	907	6,443
Increase/(decrease) in unrealized appreciation of investments	(4,620)	(3,460)

Change in net assets resulting from operations	4,504	11,788

Distributions to shareholders from:
Net investment income	(8,169)	(8,756)
Net realized gain on investments	(1,887)	(4,882)

Total increase/(decrease)	(5,552)	(1,850)

Net Assets:
Beginning of year	153,289	155,139

End of year	$147,737	$153,289

Undistributed net investment income	$223	$175

See notes to financial statements.

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	FOR THE YEARS ENDED DECEMBER 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$16.33	$16.52	$15.04	$15.12	$14.84

Net investment income	.88	.94	.92	1.00	1.03
Net realized and unrealized gain/(loss) on investments	(.41)	.32	1.54	(.08)	.31

Total from investment operations	.47	1.26	2.46	.92	1.34

Distributions paid from:
Net investment income	(.87)	(.93)	(.98)	(1.00)	(1.06)
Net realized gain on investments	(.20)	(.52)	—	—	—

Total distributions	(1.07)	(1.45)	(.98)	(1.00)	(1.06)

Net asset value, end of year	$15.73	$16.33	$16.52	$15.04	$15.12

Market value per share, end of year	$14.14	$15.44	$15.35	$14.35	$14.56

Total Return:
Based on net asset value per share	3.00%	8.50%	17.13%	6.35%	9.45%
Based on market value per share	(1.49)%	10.41%	14.07%	5.38%	15.86%

Ratios To Average Net Assets:
Total expenses	.81%	.78%	.95%	.81%	.79%
Net expensesA	.79%	.76%	.94%	.80%	.77%
Net investment income	5.48%	5.71%	5.78%	6.75%	6.66%

Supplemental Data:
Portfolio turnover rate	80%	81%	47%	43%	116%
Net assets at end of year (in thousands)	$147,737	$153,289	$155,139	$141,238	$141,932

A	This ratio reflects expenses net of voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

(Amounts in Thousands)

Note 1—Organization and Significant Accounting Policies:

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company. The significant accounting policies of the Fund which are in accordance with accounting principles generally accepted in the United States of America, include the following:

(a) Cash—Cash includes demand deposits held with the Fund’s custodian and does not include short-term investments.

(b) Security Valuation—The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

(c) Investments—Security transactions are recorded on the trade date. Investment securities owned at December 31, 2005, are reflected in the accompanying Portfolio of Investments at their value on December 31, 2005. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained only from a single market maker. Securities for which market quotations are not readily available are fair valued as described above. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the year ended December 31, 2005, aggregated $63,259 and $57,370, respectively. Purchases and sales of U.S. government securities for the year ended December 31, 2005, were $57,717 and $59,697, respectively.

(d) Repurchase Agreements—The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(e) Compensating Balance Credits—The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended December 31, 2005, the Fund earned compensating balance credits of less than $1.

(f) Recognition of income, expenses and distributions to shareholders—The Fund accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

(g) Federal income taxes—No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net invest -

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

ment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the years ended December 31, 2005 and 2004, were characterized as follows for tax purposes:

	2005	2004
Ordinary income	$8,742	$8,756
Long-term capital gains	1,314	4,882

Total distributions	$10,056	$13,638

The tax basis components of net assets at December 31, 2005, were:

Unrealized appreciation	$6,812
Unrealized depreciation	(1,936)

Net unrealized appreciation/(depreciation)	4,876
Undistributed ordinary income	223
Undistributed long-term capital gains	648
Paid-in capital	141,990

Net assets	$147,737

Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2005, there were no such realized capital losses. The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2005, the Fund has no capital loss carryforwards.

At December 31, 2005, the cost of investments for federal income tax purposes was $168,882.

(h) Use of estimates—Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(i) Foreign currency translation—Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

(j) Other—In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 2—Investment Advisory Agreement and Affiliated Persons:

The Fund has entered into an investment advisory agreement with the Adviser, which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000 and 0.40% of such net assets in excess of $60,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser has contractually agreed to reimburse the Fund for any excess. No expense reimbursement is due for the year ended December 31, 2005.

Annual Report to Shareholders

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an Administrative Services Agreement among the Fund, the Adviser, and Legg Mason Fund Adviser, Inc. (“Administrator”), the Adviser (not the Fund) pays the Administrator a monthly fee of $3, an annual rate of $36.

Note 3—Securities Loaned:

The Fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At December 31, 2005, the market value of the securities on loan to broker-dealers was $27,325, for which the Fund received collateral of $27,897 in cash. Such collateral is in the possession of the Fund’s custodian. The cash was invested in the State Street Navigator Securities Lending Prime Portfolio and is included in the Fund’s Portfolio of Investments. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

Note 4—Forward Currency Exchange Contracts:

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 2005, there were no open forward foreign currency exchange contracts.

Note 5—Director Compensation (dollar amounts are not in thousands):

For the fiscal year ended December 31, 2005, each Independent Director received an aggregate fee of $50,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also received a fee of $5,000 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each received an additional $20,000 per year for serving in such capacities. Audit Committee members received an annual fee of $5,000 for serving as a member of the Audit Committee. Other committee members received an annual fee of $2,500 for serving as a member of each committee upon which they serve. Committee members also received a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average net assets.

Note 6—Common Shares (share amounts not in thousands)

Of the 9,389,431 shares of common stock outstanding at December 31, 2005, the Adviser owns 208,100 shares.

Annual Report to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Directors of Western Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Income Fund (the “Fund”) at December 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2006

Annual Report to Shareholders

DIRECTORS AND OFFICERS

The Directors and officers of the Fund, their year of birth and a description of their principal occupations during the past five years are listed below. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91105.

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Independent Directors
Ronald J. Arnault 1943	Director	Served since 1997	14	None	Retired.
John E. Bryson 1943	Director	Served since 1987	14	Director of The Boeing Company and The Walt Disney Company.	Chairman and CEO, Edison International (electric power generator, distributor and structured finance provider), since 1990. Chairman of Southern California Edison Company since 2003.
Anita L. DeFrantz 1952	Director	Served since 1998	14	None	President, since 1987, and Director, since 1990, Amateur Athletic Foundation of Los Angeles. President and Director, Kids in Sports, since 1994. Vice President and Director, International Rowing Federation, since 1997. Member International Olympic Committee (“IOC”), since 1986. Member IOC Executive Board, 1992-2001. Member U.S. Olympic Committee (“USOC”), 1976-present, Member USOC Executive Board, 1977-present.
William E.B. Siart 1946	Director and Chairman of the Directors	Served since 1997	14	None	Chairman, Walt Disney Concert Hall, Inc., since 1998. Chairman, Excellent Education Development, since 2000.
Louis A. Simpson 1936	Director	Served since 1994	14	VeriSign, Inc.	President and Chief Executive Officer, Capital Operations GEICO Corporation, since 1993.
Jaynie Miller Studenmund 1954	Director	Served since 2004	14	aQuantive Inc.	Chief Operating Officer, Overture Services, Inc., 2001-2004; President and Chief Operating Officer, Paymybills.com, 2000-2001.
Interested Director
Ronald L. Olson(3) 1941	Director	Served since 2005	14	Edison International, City National Corporation (financial services company), The Washington Post Company, RAND Corporation (nonprofit institution) and Berkshire Hathaway, Inc.	Senior Partner, Munger, Tolles & Olson, LLP, since 1968.

Annual Report to Shareholders

DIRECTORS AND OFFICERS—Continued

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Officers:
James W. Hirschmann III 1960	President	Served since 1999	N/A	N/A	Director, President, and Chief Executive Officer, Western Asset, 1999 to present; Director, WAML, 1999 to present; President, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, 1999 to present.
Scott F. Grannis 1940	Vice President	Since 1990	N/A	N/A	Chief Economist, Western Asset Management Company, 1989 to present; Vice President, Western Asset Funds, Inc., 1990 to present.
Ilene S. Harker 1955	Vice President	Served since 1993	N/A	N/A	Head of Enterprise Risk Management, Western Asset, 2003 to present; Vice President, Western Asset Premier Bond Fund, since 2001; Vice President, Western Asset Funds, Inc., since November 1990. Formerly: Director of Compliance and Controls, Western Asset Management Company, 1978 to 2003.
S. Kenneth Leech 1954	Vice President	Served since 1998	N/A	N/A	Chief Investment Officer, Western Asset, 1998 to present; Vice President, Western Asset Funds, Inc., 1990 to present and Western Asset Premier Bond Fund, 2001 to present.
Stephen A. Walsh 1950	Vice President	Since 1999	N/A	N/A	Deputy Chief Investment Officer, Western Asset Management Company, 2000 to present; Vice President, Western Asset Funds, Inc., 1994 to present.
Lisa G. Mrozek 1962	Secretary	Served since 1999	N/A	N/A	Senior Compliance Officer, Western Asset, 1999 to present; Secretary, Western Asset Funds, Inc., 1999 to present and Western Asset Premier Bond Fund, 2001 to present.
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Treasurer and Principal Financial and Accounting Officer	Served since 2001	N/A	N/A	Vice President, Legg Mason & Co., LLC, 1992 to present; Vice President and Treasurer of all Legg Mason retail funds (open-end investment companies), 1986 to present; Vice President and Treasurer of Legg Mason Charles Street Trust, Inc. (open-end investment company) and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Western Asset Premier Bond Fund, 2001 to present, Western Asset Funds, Inc., 1990 to present, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, 2003 to present and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, 2004 to present. Formerly: Assistant Treasurer of the Fund, 1988 to 2001.

Annual Report to Shareholders

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Amy M. Olmert 1963 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since 2004	N/A	N/A	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Vice President and Chief Compliance Officer of all Legg Mason retail open-end investment companies, 2004 to present, and Vice President and Chief Compliance Officer of Legg Mason Charles Street Trust, Inc., an open-end investment company, 2004 to present. Formerly: Managing Director, Deutsche Asset Management, 1997 to 2004.
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Served since 2001	N/A	N/A	Assistant Vice President of Legg Mason & Co., LLC, 2002 to present; Assistant Treasurer, 2001 to present, of: Legg Mason Income Trust, Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Legg Mason Tax-Free Income Fund, Western Asset Premier Bond Fund, Western Asset Funds, Inc., Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003 to present) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004 to present); Manager, Funds Accounting, Legg Mason & Co., LLC, 2000 to present.
(1)	Each of the Directors of the Fund shall hold office until the next annual meeting of shareholders at which Directors are elected as required by applicable law or the rules of any exchange on which the Fund’s shares are listed and until his or her respective successor is elected and qualified, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.
(2)	Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund.
(3)	Mr. Olson is considered to be an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund on the basis of his law firm providing legal services to the Fund’s investment adviser, Western Asset Management Company.

Annual Report to Shareholders

BOARD CONSIDERATION OF THE ADVISORY AND SUBADVISORY AGREEMENTS

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset Management Company and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 13, 2005, October 24, 2005 and November 8, 2005. At a subsequent meeting held on November 8, 2005, the Executive and Contracts Committee reported to the full Board of Directors their considerations with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Lipper. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund; the pending acquisition of Citigroup Asset Management by Legg Mason, Inc., the Advisers’ parent company, and the impact such acquisition may have on the Advisers; and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable unleveraged funds in peer groups investing primarily in corporate debt. The Directors discussed the factors involved in the Fund’s performance relative to the performance of its peer groups. In that connection, the Directors noted that the performance of the Fund over all but one of the periods reviewed was above the average of each peer group.

The Directors also gave substantial consideration to the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund was below the average of its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by clients of the Advisers, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Directors concluded that the differences in management fees were reasonable. The Directors noted that the Fund’s total expenses were above the average of its Lipper peer group, and that the difference tended to be attributable to the fees of the Fund’s service providers other than the Advisers. Management indicated that efforts had been made to reduce these expenses and they would be expected to be lower on a going forward basis.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the Fund to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any so-called “fallout benefits” to the Advisers, such as reputational value derived from serving as investment adviser; and the affiliation between the Advisers and Legg Mason Fund Adviser, Inc., the Fund’s administrator. In that connection, the Directors concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be “excessive.”

Annual Report to Shareholders

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Directors further concluded that, because the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be “excessive,” any economies of scale that may currently exist need not be shared with shareholders at this time.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of the Advisers within the meaning of the SEC rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Annual Report to Shareholders

PRIVACY POLICY

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its Service Providers, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders information and to use it only to perform the services for which the companies hired.

The Fund, through its Service Providers, maintains physical, electronic, and procedural safeguards to protect shareholder non-public personal information. Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Income Fund

Western Asset Income Fund

The Board of Directors

William E. B. Siart, Chairman

Ronald J. Arnault

John E. Bryson

Anita L. DeFrantz

Ronald L. Olson

Louis A. Simpson

Jaynie Miller Studenmund

Officers

James W. Hirschmann, President

Scott F. Grannis, Vice President

Ilene S. Harker, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer

Amy M. Olmert, Chief Compliance Officer

Erin K. Morris, Assistant Treasurer

Lisa G. Mrozek, Secretary

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

155 Bishopsgate

London, England EC2N3TY

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, MA 02103

Counsel

Ropes & Gray LLP

45 Rockefeller Plaza

New York, NY 10111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

250 West Pratt Street

Baltimore, MD 21201

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Western Asset Income Fund

P.O. Box 983

Pasadena, California 91105

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Directors, and on such terms as the Board of Directors shall determine.

PACAM-AR-05

Item 2 – Code of Ethics

(a)	Western Asset Income Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

Item 3 – Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification

Item 4 – Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2004 - $36,000

Fiscal Year Ended December 31, 2005 - $32,200

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2004 - $2,500

Fiscal Year Ended December 31, 2005 - $2,500

Services include interim audit security pricing.

PricewaterhouseCoopers LLP billed fees in the amount of $127,460 for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal year ended December 31, 2005.

PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company.

PricewaterhouseCoopers LLP did not bill any such fees during the Registrant’s fiscal year ended December 31, 2004.

(c)	Tax Fees

Fiscal Year Ended December 31, 2004 - $950

Fiscal Year Ended December 31, 2005 - $1,050

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c).

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be preapproved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

(2)	None.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2004 - $372,631

Fiscal Year Ended December 31, 2005 - $202,047

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of Ronald J. Arnault, William E.B. Siart, Louis A. Simpson and Jaynie Miller Studenmund.

Item 6 – Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 hereto.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated the voting of proxies relating to its portfolio securities to its investment advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

A team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, and Deputy Chief Investment Officer Stephen A. Walsh, manages the Western Asset Income Fund (the “Fund”).

Messrs. Leech and Walsh have each served as portfolio managers for the Advisers for over 10 years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of February 28, 2006, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	$23,661,545,735	0	0
Other pooled investment vehicles	19	$19,795,303,572	0	0
Other accounts	740	$205,776,184,176	77	$20,675,562,028

Stephen A. Walsh:

Registered Investment Companies	36	$23,661,545,735	0	0
Other pooled investment vehicles	19	$19,795,303,572	0	0
Other accounts	740	$205,776,184,176	77	$20,675,562,028

Note: The numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech and Mr. Walsh are involved in the management of all the Advisers’ portfolios, but they are not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Advisers determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2005:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11 – Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 – filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Income Fund

By:	/s/ James W. Hirschmann
James W. Hirschmann
President
Western Asset Income Fund

Date:	March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James W. Hirschmann
James W. Hirschmann
President
Western Asset Income Fund

Date:	March 6, 2006

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Treasurer and Principal Financial and Accounting Officer
Western Asset Income Fund

Date: March 2, 2006